EXHIBIT 23


         Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in Registration Statements (Forms S-8 No. 333-01051 and No. 333-01053) of Oshkosh B'Gosh, Inc.
of our report dated February 2, 1996, with respect to the consolidated financial statements of Oshkosh B'Gosh, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1995.


                                            /S/ ERNST & YOUNG LLP

Milwaukee, Wisconsin                          Ernst & Young, LLP
March 22, 1996